Exhibit 10.221

          SEVENTEENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT


     This Seventeenth Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company") and Elan International Services, Ltd. ("EIS") is effective as of March 1, 2000.

                                    RECITALS

     A. The Company has issued 98,580 shares of the Company's Common Stock (the "Incentive Shares") to EIS pursuant to the terms of that certain Incentive Agreement dated March 1, 2000 among the Company, EIS and Monksland Holdings, B.V.

     B. This Addendum serves to include the EIS Shares within the definition of "Registrable Securities" under the Registration Rights Agreement pursuant to
Section 2.6(a) of the Registration Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

     1. Section 1.1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

                  "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company,
         (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iii) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on SCHEDULE A attached to the Fourth Addendum to this Agreement, (iv) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 (the "Stock and Note Purchase Agreement"), which shares are reflected on SCHEDULE A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 (the "S.R. One Notes") issued pursuant to the Stock and Note Purchase Agreement (and upon such conversion of the S.R. One Notes, SCHEDULE A shall be updated to include such shares), (v) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to SmithKline Beecham plc pursuant to a Stock Purchase Agreement dated April 24, 1998 (the "SmithKline Stock Purchase Agreement"), which shares are reflected on SCHEDULE A attached to the Ninth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued pursuant to the SmithKline Stock Purchase Agreement (and upon such conversion of the Warrant, SCHEDULE A shall be updated to include such shares), (vi) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Stock Purchase Agreement dated September 30, 1998, which shares are reflected on SCHEDULE A attached to the Tenth Addendum to this Agreement, (vii) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Securities Purchase Agreement, dated November 6, 1998 (the "Elan Securities Purchase Agreement"), which shares are reflected on SCHEDULE A attached to the Eleventh Addendum to this Agreement, (viii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of the Zero Coupon Convertible Senior Notes due 2008 (the "Elan Notes") issued pursuant to the Elan Securities Purchase Agreement (and upon such conversion of the Elan Notes, SCHEDULE A shall be updated to include such shares),
          (viii) the 429,185 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Elan Corporation, plc pursuant to the Development, License and Supply Agreement dated November 9, 1998 (the "Elan License Agreement"), which shares are reflected on SCHEDULE A attached to the Eleventh Addendum to this Agreement, (ix) the shares of Common Stock that may be issued to Elan Corporation, plc pursuant to the Elan License Agreement (and upon each such issuance, SCHEDULE A shall be updated to include such shares), (x) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable to Elan International Services, Ltd. upon exercise of that certain Warrant (the "EIS Warrant") dated August 4, 1999 (and upon such exercise of the EIS Warrant, SCHEDULE A shall be updated to include such shares), (xi) the 289,750 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Warner Lambert Company pursuant to the Purchase Agreement dated September 1, 1999, which shares are reflected on SCHEDULE A attached to the Thirteenth Addendum to this Agreement, (xii) the 52,742 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to EIS pursuant to the Stock Purchase Agreement dated September 30, 1999, which shares are reflected on SCHEDULE A attached to the Fourteenth Addendum to this Agreement, (xiii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon exercise of those certain Series X Warrants dated October 6, 1999 (the "X-Ceptor Warrants") (and upon any such exercise of the X-Ceptor Warrants, SCHEDULE A shall be updated to include such shares), (xiv) the 188,572 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Incentive Agreement, dated December 31, 1999, which shares are reflected on SCHEDULE A attached to the Sixteenth Addendum to this Agreement, (xv) the 194,400 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Incentive Agreement, dated March 1, 2000, which shares are reflected on SCHEDULE A attached to the Seventeenth Addendum to this Agreement, and (xvi) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii), (iii), (iv), (v),
         (vi), (vii), (viii), (ix), (x), (xi), (xii), (xiii), (xiv) and (xv) above, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Agreement are not assigned."

     2. SCHEDULE A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

     3. This Addendum may be executed in one or more counterparts.

     4. This Addendum shall be binding upon the Company, EIS, each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.



LIGAND PHARMACEUTICALS INCORPORATED


By:      /S/PAUL V. MAIER

Its:     Senior VP & CFO




ELAN INTERNATIONAL SERVICES, LTD.


By:      /S/KEVIN INSLEY

Its:     President & CFO






                     [SIGNATURE PAGE TO SEVENTEENTH ADDENDUM
                    TO AMENDED REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                       to
                             Seventeenth Addendum to
                      Amended Registration Rights Agreement

----------------------------------------------------   ----------------------
                                                               SHARES
NAME                                                           ISSUED
----------------------------------------------------   ----------------------
American Home Products Corporation                             374,626

American Home Products Corporation                             374,626

American Home Products Corporation                             249,749

American Home Products Corporation                             124,875

Aspen Venture Partners, L.P.                                     2,659

Elan Corporation, plc                                          429,185

Elan International Services, Ltd.                            5,802,635

Enterprise Partners                                              3,745

Genentech, Inc.                                                 35,957

Kleiner Perkins Caufield & Byers                                 7,688

ML Venture Partners II, L.P.                                     2,417

S.R. One, Limited                                              164,474

SmithKline Beecham                                             274,423

Venrock Associates                                               3,441

Venrock Associates II, L.P.                                      1,540

Warner Lambert Company                                         289,750

Windsor Venture Lease Partners Ltd., Inc.                          283

         TOTAL:                                              8,142,073
---------------------------------------------------- ----------------------


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